UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: November 19, 2024 (Date of earliest event reported)

Plumas Bancorp
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
5525 Kietzke Lane, Suite 100, Reno,
Nevada		89511
(Address of principal executive offices)		(Zip Code)

775-786-0907
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PLBC	The NASDAQ Stock Market LLC

Item 4.01. Change in Registrant’s Certifying Accountant

(a) On November 19, 2024, Plumas Bank (“the Bank”), a subsidiary of Plumas Bancorp (the “Company”), dismissed Eide Bailly LLP (“Eide”) as the independent auditor of the Plumas Bank 401(k) Profit Sharing Plan (“the Plan”). The decision to dismiss Eide was approved by the Audit & Risk Committee of the Board of Directors of the Company.

During the years ended December 31, 2023 and 2022 and through November 19, 2024, (i) there were no disagreements with Eide on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Eide would have caused Eide to make reference to the subject matter of the disagreement in their reports on the Plan’s financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan has provided Eide a copy of the foregoing statements and requested a letter from Eide to the Securities and Exchange Commission stating whether Eide agrees with the above statements. A copy of that letter, dated November 19, 2024, is attached as Exhibit 16.1 to this Form 8-K.

(b) on November 19, 2024, the Plan appointed Elliot Davis, LLC (“Elliott”) as independent registered public accounting firm for the Plan’s fiscal year ended December 31, 2024. The appointment was approved by the Audit & Risk Committee of the Board of Directors of the Company. During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period prior to the engagement of Elliott, neither the Plan, nor the Company, as the Plan’s sponsor, nor anyone acting on behalf of the Plan or the Company, consulted with Elliott regarding the application of principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Plan’s financial statements, or any other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Eide to the Securities and Exchange Commission dated November 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2024	PLUMAS BANCORP (Registrant)
	By:	/s/ Richard L. Belstock
Richard L. Belstock
Executive Vice President, Chief
Financial Officer

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